                                                                   Exhibit 10.22

                                 CONFIRMATION

                                COMMODITY SWAP
                                 CASH SETTLED

DATE:  SEPTEMBER 1, 1996

TO:     CHEVRON U.S.A. INC. ("CHEVRON")

ATTN:   MIDSTREAM BUSINESS UNIT ALLIANCE MANAGER (CPDN)

FROM:   NATURAL GAS CLEARINGHOUSE ("NGC")

The purpose of this document is to confirm the terms and conditions of the Transaction entered into by NGC and Chevron on the trade date specified below. This document constitutes a "Confirmation" as defined in the Master Agreement specified below. This Confirmation supplements, forms a part of and is subject to the Master Agreement dated as of February 1, 1993 executed by NGC and Chevron. The terms and conditions of the Master Agreement govern this Confirmation except as specifically provided below.

The terms and conditions of the Transaction relating to this Confirmation are as follows:

COMMODITY:                      NATURAL GAS

NOTIONAL QUANTITY PER           EXCEPT AS PROVIDED IN PARAGRAPH 4.
CALCULATION PERIOD:             OF "OTHER CONDITIONS" BELOW, THE MONTHLY
                                QUANTITY OF NATURAL GAS DELIVERED BY CHEVRON TO
                                LONE STAR GAS COMPANY ("LONE STAR") FOR
                                CHEVRON'S ACCOUNT PURSUANT TO THAT CERTAIN GAS
                                PURCHASE AGREEMENT DATED JULY 27 1955, AS
                                AMENDED, BETWEEN CHEVRON'S PREDECESSOR, STANDARD
                                OIL COMPANY OF TEXAS, AS SELLER, AND LONE STAR,
                                AS BUYER (THE "LONE STAR CONTRACT"), LESS THIRTY
                                SIX PERCENT (36%) OF THE MONTHLY QUANTITY OF
                                NATURAL GAS PRODUCED FROM AND ATTRIBUTABLE TO
                                CHEVRON'S OWNERSHIP INTEREST IN WELLS LOCATED ON
                                THE ACREAGE DEDICATED TO THE LONE STAR CONTRACT
                                ("CHEVRON'S OWN PRODUCTION") AND DELIVERED BY
                                CHEVRON TO LONE STAR PURSUANT TO THE LONE STAR
                                CONTRACT. THE NOTIONAL QUANTITY SHALL INCLUDE
                                SIXTY FOUR PERCENT (64%) OF THE NATURAL GAS
                                DELIVERED BY CHEVRON

                                       1
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                                PURSUANT TO THE LONE STAR CONTRACT FROM
                                CHEVRON'S OWN PRODUCTION AND ONE HUNDRED PERCENT (100%) OF TH NATURAL GAS PURCHASED BY CHEVRON FROM THIRD PARTIES ("THIRD PARTY PRODUCTION") AND DELIVERED TO LONE STAR PURSUANT TO THE LONE STAR CONTRACT, BUT SHALL NOT INCLUDE ANY QUANTITIES OF NATURAL GAS DELIVERED T LONE STAR UNDER THE LONE STAR CONTRACT FOR WHICH CHEVRON DOES NOT RECEIVE PAYMENT, INCLUDING, BUT NOT LIMITED TO, QUANTITIES DELIVERED UNDER THE LONE STAR CONTRACT BY PARTIES WHICH PRIOR TO MAY 17, 1996, ACQUIRED FROM CHEVRON PROPERTIES OR INTERESTS IN PROPERTIES SUBJECT TO THE LONE STAR CONTRACT.

TRADE DATE:                     SEPTEMBER 1, 1996

EFFECTIVE DATE:                 SEPTEMBER 1, 1996

TERMINATION DATE:               FIRST DAY OF THE MONTH FOLLOWING TERMINATION OF
                                LONE STAR CONTRACT

CALCULATION PERIOD(S):          EACH CALENDAR MONTH DURING THE TERM OF THE LONE
                                STAR CONTRACT

PAYMENT DATE:                   ON OR BEFORE THE LAST DAY OF THE MONTH
                                FOLLOWING PHYSICAL DELIVERY OF NATURAL GAS UNDER
                                THE LONE STAR CONTRACT

FIXED AMOUNT DETAILS:

     FIXED PRICE PAYER:         CHEVRON

     FIXED AMOUNT:              THE PRICE PAID BY LONE STAR TO CHEVRON DURING
                                THE CALCULATION PERIOD FOR NATURAL GAS DELIVERED
                                PURSUANT TO THE LONE STAR CONTRACT. A COPY OF
                                THE PRICING PROVISION OF THE LONE STAR CONTRACT
                                IS ATTACHED HERETO AS EXHIBIT "A".

FLOATING AMOUNT DETAILS:

     FLOATING PRICE PAYER:      NGC

     FLOATING AMOUNT:           THE INDEX PRICE REPORTED IN THE FIRST ISSUE OF
                                INSIDE F.E.R.C.'S GAS MARKET REPORT PUBLISHED
                                DURING THE CALCULATION PERIOD IN THE TABLE
                                TITLED "DELIVERED SPOT-GAS PRICES" UNDER THE
                                HEADING "HOUSTON SHIP CHANNEL/BEAUMONT, TEXAS -
                                INDEX (LARGE PACKAGES ONLY) MINUS $0.15 PER
                                MMBTU.

                                       2
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OTHER CONDITIONS:               1. IF DURING ANY CALCULATION PERIOD CHEVRON
                                DELIVERS NATURAL GAS TO LONE STAR PURSUANT TO THE LONE STAR CONTRACT, BUT LONE STAR FAILS TO PAY CHEVRON FOR ALL OF SUCH NATURAL GAS, THE NOTIONAL QUANTITY APPLICABLE TO THAT CALCULATION PERIOD SHALL BE REDUCED BY A QUANTITY EQUAL TO THE QUANTITY DELIVERED BY CHEVRON TO LONE STAR BUT NOT PAID FOR BY LONE STAR. IF LONE STAR SUBSEQUENTLY PAYS FOR SUCH NATURAL GAS, THE NOTIONAL QUANTITY APPLICABLE TO THE CALCULATION PERIOD DURING WHICH THE NATURAL GAS WAS DELIVERED BY CHEVRON TO LONE STAR SHALL BE RETROACTIVELY INCREASED TO REFLECT THE QUANTITIES PAID FOR, AND APPROPRIATE ADJUSTMENTS IN PAYMENTS DUE UNDER THIS TRANSACTION SHALL BE MADE WITHIN TEN DAYS. CHEVRON AGREES TO DILIGENTLY PURSUE PAYMENT IN SUCH INSTANCES.

                                2. IF DURING ANY CALCULATION PERIOD CHEVRON
                                DELIVERS NATURAL GAS TO LONE STAR PURSUANT TO THE LONE STAR CONTRACT AND LONE STAR PAYS CHEVRON FOR SUCH NATURAL GAS AT A PRICE LOWER THAN THAT PROVIDED FOR IN THE LONE STAR CONTRACT, THE FIXED AMOUNT APPLICABLE TO THAT CALCULATION PERIOD SHALL BE THE AMOUNT ACTUALLY PAID BY LONE STAR. IF LONE STAR SUBSEQUENTLY PAYS THE ADDITIONAL AMOUNT DUE FOR SUCH NATURAL GAS, THE FIXED AMOUNT APPLICABLE TO THE CALCULATION PERIOD DURING WHICH THE NATURAL GAS WAS DELIVERED BY CHEVRON TO LONE STAR SHALL BE RETROACTIVELY INCREASED TO REFLECT THE FULL PRICE PAID BY LONE STAR, AND APPROPRIATE ADJUSTMENTS IN PAYMENTS UNDER THIS TRANSACTION SHALL BE MADE WITHIN TEN DAYS. CHEVRON AGREES TO DILIGENTLY PURSUE FULL PAYMENT FROM LONE STAR IN SUCH INSTANCES.

                                3. CHEVRON AGREES THAT IT WILL NOT, WITHOUT
                                NGC'S PRIOR WRITTEN CONSENT, AMEND OR MODIFY THE LONE STAR CONTRACT AFTER MAY 17, 1996, IN ANY MANNER WHICH WOULD AFFECT THE AMOUNTS PAYABLE BY EITHER CHEVRON OR NGC UNDER THIS TRANSACTION. IN ADDITION, CHEVRON AGREES THAT IT WILL NOT, AFTER MAY 17, 1996, SELL, FARMOUT, OR OTHERWISE DISPOSE OF ANY PROPERTY OR INTEREST IN PROPERTY SUBJECT TO THE LONE STAR CONTRACT WITHOUT RESERVING AND EXERCISING A CALL ON NATURAL GAS PRODUCTION WHICH WILL ALLOW CHEVRON TO CONTINUE TO SELL NATURAL GAS FROM SUCH PROPERTY OR INTEREST TO LONE STAR UNDER THE LONE STAR CONTRACT. NOTHING HEREIN SHALL PREVENT CHEVRON, ACTING AS A PRUDENT OPERATOR, FROM RELEASING, CEASING TO OPERATE, OR ABANDONING ANY LEASE OR PROPERTY SUBJECT TO THE LONE STAR CONTRACT IF, IN CHEVRON'S SOLE DISCRETION, CONTINUING TO OPERATE SUCH LEASE OR PROPERTY WOULD BE UNECONOMICAL FOR CHEVRON.

                                4. IN THE EVENT WARREN PETROLEUM COMPANY,
                                LIMITED PARTNERSHIP ("WARREN") SELLS THE SHERMAN PLANT AND EXERCISES ITS OPTION UNDER THAT CERTAIN GAS PROCESSING AGREEMENT DATED AS OF SEPTEMBER 1, 1996, BETWEEN CHEVRON AND WARREN, TO REDUCE THE PROCESSING FEE AS PROVIDED IN
                                SECTION 2.3 OF THAT AGREEMENT, THE NOTIONAL
                                QUANTITY PER CALCULATION PERIOD UNDER THIS
                                CONFIRMATION, AND THE TRANSACTION FORMING THE BASIS OF THIS CONFIRMATION, SHALL AUTOMATICALLY CHANGE TO ONE HUNDRED PERCENT (100%) OF CHEVRON'S OWN PRODUCTION AND ONE HUNDRED PERCENT (100%) OF THIRD PARTY PRODUCTION DELIVERED BY CHEVRON TO LONE STAR FOR CHEVRON'S ACCOUNT EACH MONTH PURSUANT TO THE LONE STAR CONTRACT, LESS ANY QUANTITIES OF NATURAL GAS DELIVERED TO LONE STAR UNDER THE LONE STAR CONTRACT FOR WHICH CHEVRON DOES NOT RECEIVE PAYMENT, INCLUDING, BUT NOT LIMITED TO, QUANTITIES DELIVERED UNDER THE LONE STAR CONTRACT BY PARTIES WHICH, PRIOR TO MAY 17, 1996, ACQUIRED FROM CHEVRON PROPERTIES OR INTERESTS IN PROPERTIES SUBJECT TO THE LONE STAR CONTRACT.


          If this Confirmation correctly sets forth the terms of the Transaction specified above, please so indicate by signing below and sending this Confirmation (or a copy) to us.

          If this Confirmation contains any error, please notify NGC immediately. Failure to Notify NGC of an error in this Confirmation or failure to accept this Confirmation as provided in Master Agreement-Schedule Part 4(e) after receipt by Chevron shall result in this Confirmation being deemed binding as sent as set forth in the Master Agreement.

                                                Sincerely,

                                                Natural Gas Clearinghouse

                                                By:
                                                    ---------------------------
                                                Name:
                                                Title:

AGREED TO AND ACCEPTED

----------------------------
By:  Chevron U.S.A. Inc.
Name:
Title:
Date:

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